SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	February 21, 2006

CEF Equipment Holding, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-123810	75-3066756
(Commission File Number)	(I.R.S. Employer Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810
(Address of Principal Executive Offices)	(Zip Code.)

(203) 796-5518
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

None

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits.

Exhibit
No.       Document Description

99.1     Monthly Report dated February 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CEF EQUIPMENT HOLDING, L.L.C.
                                                                                                                                     (Registrant)

Dated: February 21, 2006                                                                     By:     /s/ Michael Cipolla _______________
                                                             Name: Michael Cipolla
                                                             Title: Vice President

INDEX TO EXHIBITS

Exhibit                                                                                               Sequential
No.      Document Description                                                             Page No.

99.1	Monthly Report dated February 21, 2006. . . . . . . 1